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                                                             EXHIBIT NO. 99.1(j)

                               MFS SERIES TRUST X

                           CERTIFICATION OF AMENDMENT
                           TO THE DECLARATION OF TRUST

                             TERMINATION OF CLASSES

     Pursuant to Section 9.2(b) of the Amended and Restated Declaration of Trust, dated as of December 16, 2004, as amended (the "Declaration"), of MFS Series Trust X (the "Trust"), the undersigned, constituting a majority of the Trustees of the Trust, do hereby certify that class 529A, 529B and 529C shares of MFS Strategic Value Fund, a series of the Trust, have been terminated.

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     IN WITNESS WHEREOF, a majority of the Trustees of the Trust have executed this amendment, in one or more counterparts, all constituting a single instrument, as an instrument under seal in The Commonwealth of Massachusetts, as of April 27, 2007, and further certify, as provided by the provisions of Section 9.3(c) of the Declaration, that this amendment was duly adopted by the undersigned in accordance with Section 9.3(a) of the Declaration.


ROBERT E. BUTLER
--------------------------------------
Robert E. Butler
804 W. Park Avenue
State College PA 16803


LAWRENCE H. COHN
--------------------------------------
Lawrence H. Cohn
45 Singletree Road
Chestnut Hill MA 02467


DAVID H. GUNNING
--------------------------------------
David H. Gunning
2571 N. Park Blvd.
Cleveland Heights OH 44106


WILLIAM R. GUTOW
--------------------------------------
William R. Gutow
3 Rue Dulac
Dallas TX 75230


MICHAEL HEGARTY
--------------------------------------
Michael Hegarty
177 Old Briarcliff Road
Briarcliff Manor NY 10510


J. ATWOOD IVES
--------------------------------------
J. Atwood Ives
17 West Cedar Street
Boston MA 02108


ROBERT J. MANNING
--------------------------------------
Robert J. Manning
13 Rockyledge Road
Swampscott MA 01907


LAWRENCE T. PERERA
--------------------------------------
Lawrence T. Perera
18 Marlborough Street
Boston MA 02116


ROBERT C. POZEN
--------------------------------------
Robert C. Pozen
9 Arlington Street
Boston MA 02116


J. DALE SHERRATT
--------------------------------------
J. Dale Sherratt
86 Farm Road
Sherborn MA 01770


LAURIE J. THOMSEN
--------------------------------------
Laurie J. Thomsen
235 Nashawtuc Road
Concord MA 01742


ROBERT W. UEK
--------------------------------------
Robert W. Uek
536 Tierra Mar Lane
Naples FL 34108